UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

Entertainment Properties Trust

(Exact name of registrant as specified in its charter)

Maryland	1-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

(Address of principal executive office)(Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement.

Underwriting Agreement

On October 4, 2012, Entertainment Properties Trust (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, for themselves and as representatives of the several underwriters named therein, in connection with a public offering of 5,000,000 shares of the Company’s 6.625% Series F cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share (the “Series F Preferred Shares”). Settlement for the offering of the Series F Preferred Shares is expected to occur on October 12, 2012. The Company has filed a prospectus supplement with the Securities and Exchange Commission in connection with this public offering.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Series F Preferred Shares, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

Unsecured Revolving Credit Facility Joinder Agreement

On October 11, 2012, Flik, Inc., EPT Gulf Pointe, Inc., EPT Mesquite, Inc. and EPT South Barrington, Inc. (each a subsidiary of the Company and collectively referred to herein as the “New Borrowers”) entered into a Joinder Agreement (the “Revolver Joinder Agreement”) with Keybank National Association, in its capacity as administrative agent under the Unsecured Revolving Credit Facility referred to below, whereby the New Borrowers agreed to join in and become co-borrowers under the Amended and Restated Credit Agreement, dated as of October 31, 2011, among the Company, certain subsidiaries of the Company, the lenders referred to therein, Keybank National Association, as administrative agent for such lenders, and certain other parties thereto (the “Unsecured Revolving Credit Facility”). The joinder of the New Borrowers to the Unsecured Revolving Credit Facility enables certain qualifying unencumbered assets of the respective New Borrowers to be included in the borrowing availability thereunder.

Unsecured Term Loan Facility Joinder Agreement

On October 11, 2012, the New Borrowers referred to above entered into a Joinder Agreement (the “Term Loan Joinder Agreement”) with Keybank National Association, in its capacity as administrative agent under the Unsecured Term Loan Facility referred to below, whereby the New Borrowers agreed to join in and become co-borrowers under the Credit Agreement, dated as of January 5, 2012, among the Company, certain subsidiaries of the Company, the lenders referred to therein, Keybank National Association, as administrative agent for such lenders, and certain other parties thereto (the “Unsecured Term Loan Facility”). The joinder of the New Borrowers to the Unsecured Term Loan Facility enables certain qualifying unencumbered assets of the respective New Borrowers to be included in the credit availability thereunder.

Supplemental Indenture to Indenture dated June 30, 2010 relating to the Company’s 7.750% Senior Notes due 2020

On October 11, 2012, Flik, Inc., EPT Gulf Pointe, Inc., EPT Mesquite, Inc. and EPT South Barrington, Inc. (each a subsidiary of the Company and collectively referred to herein as the “Joining Guarantors”), the Company and certain other subsidiaries of the Company that are existing guarantors under the 2010 Indenture referred to below, entered into a Supplemental Indenture (the “7.750% Senior Notes Supplemental Indenture”) with UMB Bank, n.a., as trustee under the 2010 Indenture, whereby the Joining Guarantors agreed to fully and unconditionally guarantee all of the Company’s obligations under the Indenture, dated as of June 30, 2010, relating to the Company’s 7.750% Senior Notes due 2020 (the “2010 Indenture”), on the terms set forth therein.

Supplemental Indenture to Indenture dated August 8, 2012 relating to the Company’s 5.750% Senior Notes due 2022

On October 11, 2012, the Joining Guarantors referred to above, the Company and certain other subsidiaries of the Company that are existing guarantors under the 2012 Indenture referred to below, entered into a Supplemental Indenture (the “5.750% Senior Notes Supplemental Indenture”) with U.S. Bank National Association, as trustee under the 2012 Indenture, whereby the Joining Guarantors agreed to fully and unconditionally guarantee all of the Company’s obligations under the Indenture, dated as of August 8, 2012, relating to the Company’s 5.750% Senior Notes due 2022 (the “2012 Indenture”), on the terms set forth therein.

The foregoing summary of the Underwriting Agreement, Revolver Joinder Agreement, Term Loan Joinder Agreement, 7.750% Senior Notes Supplemental Indenture and 5.750% Senior Notes Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Underwriting Agreement, 7.750% Senior Notes Supplemental Indenture, 5.750% Senior Notes Supplemental Indenture, Revolver Joinder Agreement and Term Loan Joinder Agreement which are attached hereto as Exhibits 1.1, 4.1, 4.2, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference as if fully set forth herein.

Item 8.01.	Other Events.

On October 4, 2012, the Company entered into an Agreement Regarding Ownership Limit Waiver (the “Waiver Agreement”) with CBRE Clarion Securities LLC (“CBRE”) in connection with the public offering of the Series F Preferred Shares referenced in Item 1.01 above. The Waiver Agreement, authorized by the Company’s Board of Trustees, waives the ownership limit set forth in the Company’s Amended and Restated Declaration of Trust, as amended, to permit CBRE, on behalf of certain accounts and institutions, to acquire up to 25% of the Series F Preferred Shares in the public offering. The Company conditioned the waiver upon the receipt of certain undertakings and representations from CBRE, which the Company deemed reasonably necessary in order to determine that the waiver did not adversely affect the Company’s qualification as a real estate investment trust.

The foregoing description of the Waiver Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Waiver Agreement, which is attached as Exhibit 4.3 hereto, and is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY’S PLANNED ISSUANCE OF THE SERIES F PREFERRED SHARES. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 4, 2012, among Entertainment Properties Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, for themselves and as representatives of the several underwriters named therein.

4.1	Supplemental Indenture, dated as of October 11, 2012, among the Company, the Joining Guarantors, certain other subsidiaries of the Company and UMB Bank, n.a., in its capacity as trustee under the Indenture, dated as of June 30, 2010, relating to the Company’s 7.750% Senior Notes due 2020.

4.2	Supplemental Indenture, dated as of October 11, 2012, among the Company, the Joining Guarantors, certain other subsidiaries of the Company and U.S. Bank National Association, in its capacity as trustee under the Indenture, dated as of August 8, 2012, relating to the Company’s 5.750% Senior Notes due 2022.

4.3	Agreement Regarding Ownership Limited Waiver, dated October 4, 2012, between Entertainment Properties Trust and CBRE Clarion Securities LLC.

10.1	Joinder Agreement, dated as of October 11, 2012, among the Joining Borrowers and Keybank National Association, in its capacity as administrative agent under the Amended and Restated Credit Agreement, dated as of October 31, 2011, among the Company, certain subsidiaries of the company, the Lenders referred to therein, Keybank National Association, as administrative agent, and certain other parties thereto.

10.2	Joinder Agreement, dated as of October 11, 2012, among the Joining Borrowers and Keybank National Association, in its capacity as administrative agent under the Credit Agreement, dated as of January 5, 2012, among the Company, certain subsidiaries of the company, the Lenders referred to therein, Keybank National Association, as administrative agent, and certain other parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST

By:	/s/ Mark A. Peterson
Name:	Mark A. Peterson
Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: October 11, 2012

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement, dated October 4, 2012, among Entertainment Properties Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, for themselves and as representatives of the several underwriters named therein.

4.1	Supplemental Indenture, dated as of October 11, 2012, among the Company, the Joining Guarantors, certain other subsidiaries of the Company and UMB Bank, n.a., in its capacity as trustee under the Indenture, dated as of June 30, 2010, relating to the Company’s 7.750% Senior Notes due 2020.

4.2	Supplemental Indenture, dated as of October 11, 2012, among the Company, the Joining Guarantors, certain other subsidiaries of the Company and U.S. Bank National Association, in its capacity as trustee under the Indenture, dated as of August 8, 2012, relating to the Company’s 5.750% Senior Notes due 2022.

4.3	Agreement Regarding Ownership Limited Waiver, dated October 4, 2012, between Entertainment Properties Trust and CBRE Clarion Securities LLC.

10.1	Joinder Agreement, dated as of October 11, 2012, among the Joining Borrowers and Keybank National Association, in its capacity as administrative agent under the Amended and Restated Credit Agreement, dated as of October 31, 2011, among the Company, certain subsidiaries of the company, the Lenders referred to therein, Keybank National Association, as administrative agent, and certain other parties thereto.

10.2	Joinder Agreement, dated as of October 11, 2012, among the Joining Borrowers and Keybank National Association, in its capacity as administrative agent under the Credit Agreement, dated as of January 5, 2012, among the Company, certain subsidiaries of the company, the Lenders referred to therein, Keybank National Association, as administrative agent, and certain other parties thereto.